UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 20, 2014

Crumbs Bake Shop, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35220	27-1215274
(State or other jurisdiction of	(Commission file number)	(IRS Employer
incorporation or organization)	Identification No.)

110 West 40th Street, Suite 2100, New York, NY	10018
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 221-7105

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.         Entry into a Material Definitive Agreement.

On January 20, 2014, Crumbs Bake Shop, Inc. (the “Crumbs”) and its subsidiary, Crumbs Holdings LLC (“Holdings” and together with Crumbs, the “Company”) entered into a Senior Secured Loan and Security Agreement (the “Loan Agreement”) with Fischer Enterprises, L.L.C. (the “Lender”) whereby the Lender agreed to make a term loan to the Company in the original principal amount of $5,000,000.00 (the “Loan”). The Loan consists of two tranches. The first tranche (“Tranche I Closing”) in the original principal amount of $3,500,000.00, funded on January 21, 2014 and the second tranche (“Tranche II Closing”) shall be in the original principal amount of $1,500,000.00, and shall be funded on or before April 1, 2014. A copy of the Company’s press release in respect of the Loan Agreement is filed as Exhibit 99.1 to this report.

The Loan Agreement, which includes as Exhibit A-1, the form of Tranche I Note that was issued at the Tranche I Closing, and Exhibit A-2, the form of Tranche II Note (collectively, the “Notes”) that will be issued at the Tranche II Closing, sets forth the material terms governing such sale and related transactions (the “Transactions”), which are summarized as follows:

•	Subject to the Ownership Limitation (defined below), the Notes will be convertible into shares of Common Stock (the “Conversion Shares”) at any time by the holders thereof at an initial conversion price of $.66 per share (the “Conversion Price”).

•	Each of the Notes will have a maturity date of July 1, 2016 (the “Closing Date”).

•	Interest on the unpaid principal balance of the Notes will accrue at the rate of 7.0% per annum and will be payable quarterly in arrears either in cash or by increasing the principal amount of the outstanding Notes by the amount of interest due for such quarter (the “PIK Interest Option”). Unless the Company has made a cash payment of interest to the Lender, the Borrower will be deemed to have elected the PIK Interest Option.

•	The Loan is subject to a lending fee equal to 1% of the Loan, such fee is payable for the Tranche I Closing and Tranche II Closing and shall, at the option of the Company, be capitalized, when earned, and added to the principal balance of the Loan. The Company elected to capitalize the Loan fee for the Tranche I Closing.

•	The Notes will be senior to all other indebtedness of the Company and are secured by all assets of the Company, including equity in all Subsidiaries. Post- closing the Company will use its reasonable efforts to obtain control agreements for Lender for all of the Company’s bank accounts and to seek consent of landlords for leasehold mortgages for all leased locations identified by the Lender..

•	Notwithstanding the conversion features of the Notes, until March 31, 2016, subject to certain limited exceptions such as acceleration on an event of default or a change of control, the Lender will be prohibited from converting its Notes and the Company will be prohibited from issuing shares of Common Stock to Lender in an amount that would cause Investor to beneficially own more than 34.99% of the number of shares of Common Stock then outstanding (the “Conversion Ownership Limitation”).

•	In addition to the Conversion Ownership Limitation, pursuant to the NASDAQ Stock Market rules, until Crumbs has obtained shareholder approval, the Notes shall not be convertible at any time into that number of shares that would cause the number of shares beneficially owned by the Lender to exceed more than 19.99% of the shares of Common Stock then outstanding. The Company has agreed to seek stockholder approval for the conversion of the Notes at its annual meeting that it anticipates to hold on or about June 10, 2014.

In addition to the foregoing, the Loan Agreement and the Notes contain various covenants relating to the Company, including, without limitation, the following:

•	Following the Tranche I Closing and for so long as the Notes remain outstanding (the “Representation Period”), Lender shall have the right, at any time, to: (a) appoint a representative to attend any and all meetings of the Board of Directors of Crumbs, and (b) subject to Lender’s satisfaction of the Ownership Threshold (as defined below), designate one (1) director candidate for appointment to the Board of Directors of Crumbs. Following the Tranche II Closing Date and throughout the Representation Period, Lender shall have the right, at any time, to designate a second director candidate for appointment to the Board of Directors of Crumbs; provided, that, the foregoing designation rights shall be subject to the satisfaction of any applicable corporate governance standards and other legal requirements of the Principal Market. The Nominating and Corporate Governance Committee of the Crumb’s Board of Directors shall nominate each Lender candidate for election to the Crumb’s Board of Directors at each meeting of Crumb’s stockholders held during the Representation Period at which directors are to be elected commencing with the first annual meeting of Crumb’s stockholder after which a Lender Candidate has been designated by Lender, and the Board of Directors shall recommend to the stockholders that such Lender Candidate be elected at such meeting. As used herein, Lender shall be deemed to satisfy the “Ownership Threshold” if Lender or its affiliates (x) is a holder of a Note and (y) beneficially owns (as defined in Rule 13d-3 of the Exchange Act) in excess of 5.0% of the Common Stock of the Crumbs.

•	On or prior to the Tranche II Closing, Lender shall hire an executive officer, on such terms as shall be mutually agreeable by the Company and Lender, to assist in Borrowers’ management relating to co-branding and franchising matters.

•	The Company shall cause the listing of the shares of Common Stock to be issued upon the conversion of the Notes on the NASDAQ Stock Market or such other market on which such shares may be listed.

•	The Company shall make public information available as required under Rule 144 of the Securities and Exchange Commission and shall timely file all reports required of Crumbs under the Securities Exchange Act of 1934, as amended.

•	The Company agreed to indemnify and hold harmless the Lender Investor and its affiliates from and against any and all losses, claims, damages, liabilities and expenses, including reasonable attorneys’ fees and expenses, to which they may become subject in connection with investigating, preparing or defending any action, claim or proceeding as a result of any breach of representation, warranty, covenant or agreement made by or to be performed on the part of the Company in connection with the Transactions.

•	Pursuant to a Registration Rights Agreement in the form attached as Exhibit H to the Loan Agreement that was signed on January 20, 2014 (the “Registration Agreement”), the Lender shall be entitled to have a total of two (2) Demand Registrations effected on Form S-1 (including any successor form, “Form S-1”) or Form S-3 (including any successor Form, “Form S-3”) at any time when the Company is eligible to use such form. With respect to any Demand Registrations, the Company agreed to use its reasonable best efforts to have the registration statement (the “Registration Statement”) declared effective as soon as practicable. The Company has also granted to the Lender registration rights with respect to any shares of Common Stock held by Lender that are not covered by one or more effective Registration Statements, if the Company proposes for any reason to register any shares of Common Stock under the Securities Act of 1933 Act (other than pursuant to a registration statement on Form S-4 or Form S-8 (or a similar or successor form)) with respect to an offering of Common Stock by the Company for its own account or for the account of any of its stockholders.

The Notes will provide for customary events of default (each, an “Event of Default”), upon which events the Lender will have the right to accelerate its Notes. The Events of Default include, without limitation:

•	A failure to timely pay any principal, interest or principal within 10 days of when due under the Notes.

•	A failure to cure any defaults within 30 days after notice of failure or such longer period of time if the Company has commenced to diligently cure such default.

•	A failure to comply with the terms of the Business Plan after 15 days’ notice or such longer period of time if the Company has commenced to diligently cure such default.

•	The occurrence of any default under other Indebtedness in excess of $100,000.

•	The occurrence of an event of default or breach of covenant under the Registration Agreement, the Guaranty and Security Agreement and the other loan documents.

The Loan Agreement, the form of Notes and the other loan documents contain other representations, warranties, covenants and agreements that are customary for transactions of this type.

Because the Tranche II Closing is subject to the satisfaction or waiver of various conditions, some of which will be beyond the control of the Company, there can be no assurance that the Company will consummate the Tranche II Closing and raise the capital contemplated thereby. The Company intends to file a press release describing the Tranche II Closing if and when it is consummated.

The Notes will be sold only to accredited investors in a private placement in reliance upon the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 promulgated thereunder. Neither the offer and sale of the Notes nor the offer and sale of the shares of Common Stock that may be issued under the Notes have been, nor will they be, registered under the Securities Act. Neither the Notes nor the underlying shares of Common Stock may be offered or sold in the United States absent registration under the Securities Act and applicable state securities laws or an applicable exemption from such registration. This report does not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the Notes or the underlying shares of Common Stock in any jurisdiction in which an offer, solicitation or sale thereof would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. This notice is being filed pursuant to and in accordance with Rule 135c under the Securities Act.

The foregoing information is intended only as a summary and is qualified in its entirety by reference to the Loan Agreement and the form of Notes, Registration Rights Agreement and other loan documents that are attached as exhibits to the Loan Agreement. The Company has filed a copy of the Loan Agreement (together with its exhibits) as Exhibit 10.1 to this report to provide investors with information regarding its terms. The filing of the Loan Agreement (including its exhibits) is not intended to provide any other factual or financial information about the Company, Fischer Enterprises, L.L.C. or any other person. The provisions of the Loan Agreement were made only for the benefit of the parties to the Loan Agreement; may be subject to limitations agreed upon by the parties; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the agreements or other terms contained in the Loan Agreement (or in its exhibits) or any description thereof as characterizations of the actual state of facts or condition of the Company, Fischer Enterprises, L.L.C. or any other person. Moreover, information concerning the subject matter of the agreements and other terms may change after the date of the Loan Agreement, which subsequent information may or may not be fully reflected in public disclosures by the Company.

This Item 1.01 contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Readers of this report should be aware of the speculative nature of forward-looking statements. Statements that are not historical in nature, including those that include the words “anticipate”, “estimate”, “plan”, “project”, “continuing”, “ongoing”, “target”, “aim”, “expect”, “believe”, “intend”, “may”, “will”, “should”, “could”, or the negative of those words and other comparable words, and any financial projections used in connection with any discussion of future plans, strategies, objectives, actions, or events identify forward-looking statements. Such statements include, among others, those concerning assumptions, expectations, predictions, intentions or beliefs about future events. These statements are based on the beliefs of the Company’s management as well as assumptions made by and information currently available to the Company and reflect the Company’s current views concerning future events. As such, they are subject to risks and uncertainties that could cause actual results or events to differ materially from those expressed or implied by such forward-looking statements. Such risks and uncertainties include, among many others: the risk that the conditions to the Closings will not be satisfied or waived by the parties; the risk that any projections, including earnings, revenues, expenses, synergies, margins or any other financial items that form the basis for management’s plans and assumptions will not be realized; the risks associated with the Company’s obligations to comply with applicable laws, government regulations and rules and standards of The NASDAQ Stock Market; and general economic conditions. These and other risks are discussed in detail in the periodic reports that the Company files with the SEC, and investors are urged to review those periodic reports and the Company’s other filings with the SEC, which are accessible on the SEC’s website at www.sec.gov, before making an investment decision. The Company assumes no obligation to update its forward-looking statements except as required by law.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The exhibits filed with this report are listed in the Exhibit Index that immediately follows the signatures hereto, which Exhibit Index is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRUMBS BAKE SHOP, INC.

Dated: January 24, 2014	By:	/s/ Edward M. Slezak
Edward M. Slezak
Interim Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Description

10.1	Senior Secured Loan and Security Agreement, dated January 20, 2014, by and between Crumbs Holdings LLC and Crumbs Bake Shop, Inc., as borrower and Fischer Enterprises, L.L.C. as lender (filed herewith)

10.2	Guaranty and Security Agreement, dated January 20, 2014, by and between the Guarantors listed on Exhibit A thereto for the benefit of Fischer Enterprises, L.L.C. (filed herewith)

99.1	Press release dated January 22, 2014 (filed herewith)

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